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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   February 10, 1997
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                          MICRO TECH INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

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
        Nevada                         2-74785-B                        88-0169543
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(State of incorporation)     (Commission File Number)       (IRS Employer Identification No.)
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       900 North Stafford Street, Suite 2003, Arlington, Virginia  22203
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                    (Address of principal executive offices)

Registrant's telephone number, including area code  (703) 516-9888
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Item 1.          Changes in Control of Registrant

                 Pursuant to a Stock Purchase Agreement dated as of February 6, 1997, by and between Pocotopaug Investment, Inc. and Joel P. Sens (attached as Exhibit A), Mr. Sens acquired control of 6,686,551 of the 8,008,890 outstanding shares of common stock (85.72%) of the Company for $50,000 in personal funds. In connection with such transaction, John S. McAvoy, the then sole director of the Company resigned effective as of the date of such transaction and Larry Grimes, Kenneth Brochin, David Grossman, and Jeffrey Sens were elected as directors of the Company. The date on which Pocotopaug's counsel issued its opinion letter pursuant to which the transfer of shares was initiated was February 10, 1997.

Item 7(c).       Exhibits

Exhibit 2.1 Stock Purchase Agreement dated as of February 6, 1997 between Joel P. Sens and Pocotopaug Investment, Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MICRO TECH INDUSTRIES, INC.
                                              (Registrant)

Date:  February 20, 1997               /s/  Lawrence Grimes
                                       Name:  Lawrence Grimes
                                       Title:  President
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                               INDEX TO EXHIBITS

Exhibit No.      Description

Exh. 2.1 Stock Purchase Agreement dated as of February 6, 1997 between Joel P. Sens and Pocotopaug Investment, Inc.